Revenues	12 Months Ended
Jun. 30, 2023
Revenues [Abstract]
Revenues
22.	Revenues

a) Operating sales

	2023	2022	2021

Sales of grains	593,787	727,875	336,115
Sales of cotton	39,600	26,109	28,475
Sales of sugarcane	247,260	379,242	265,062
Sales of beef cattle	26,262	32,773	29,566
Lease	17,997	15,047	19,350
Other revenues	5,542	9,368	1,301
Gross operating revenue	930,448	1,190,414	679,869

Sales deductions
Taxes on sales	(27,076)	(22,277)	(16,917)
Net revenue	903,372	1,168,137	662,952

b) Sale of farms

	2023	2022	2021
Sale of farm	544,995	461,615	102,011
Adjustment to present value	(99,566)	(145,441)	(16,245)
Gross revenue from sale of farm	445,429	316,174	85,766

Sales taxes	(14,811)	(7,973)	(2,151)
Cost of sale of farm	(84,553)	(56,667)	(30,518)

Gain from sale of farm	346,065	251,534	53,097
Selling expenses	(189)	(6,553)	-
Income tax and social contribution	(17,490)	(11,110)	(1,815)
Net gain from sale of farms	328,386	233,871	51,282

In compliance with the obligations related to the sale of farms in previous years, the proceeds from the sale of a farm of R$902 was recognized in the fiscal year related to the official measurement of the Rio do Meio I Farm. This condition refers to the variable consideration concept established in IFRS 15 – Revenue, mentioned in Note 4.c.

The meeting of certain obligations related to prior-year sales enabled the recognition of the gain from the sale of farms that was no recognized on the date of execution of the sale agreement. Of the total Gross Revenue from the sale of farms, R$3,796 refers to the transfer of a 133-hectare area of Cerrado biome negotiated in the sale of Jatobá III, and R$2,904 refers to the realization of the official measurement of the Jatobá II Farm, a condition related to the variable consideration concept provided for in IFRS 15 – Revenue, mentioned in Note 8.1(f).